Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,457.49
Total Transaction Valuation	104,688,578.00
Total Offset Amount	0.00
Net Fee	$ 14,457.49